Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 1,540,983,000	$ 1,417,978,486
Receivables:
Employee contributions	472,326	0
Employer contributions	1,285,090	1,036,545
Notes receivable from participants	12,244,429	11,062,183
Accrued investment income	369,437	342,626
Total receivables	14,371,282	12,441,354
Net assets available for benefits	$ 1,555,354,282	$ 1,430,419,840